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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): January 6, 2003
                                                         ---------------


                                 IMAGEMAX, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                  0-23077                   23-2865585
----------------------------- ------------------------ -------------------------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation or               file                   Identification
        Organization)                 number)                     Number)


     455 Pennsylvania Avenue, Suite 200,                         19034
        Fort Washington, Pennsylvania
---------------------------------------------------------    --------------
(Address of Principal Executive Offices)                       (Zip Code)


                                 (215) 628-3600
              (Registrant's telephone number, including area code)



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Item 5.     Other Events and Required FD Disclosure.

         Credit Facility

         On December 23, 2002, ImageMax, Inc. (the "Company") completed the closing of the expansion of its revolving line of credit (the "Line of Credit") pursuant to the First Amendment to the Amended and Restated Credit Agreement by and among the Company, ImageMAX of Delaware, Inc., a Delaware corporation and the wholly owned subsidiary of the Company (the "Subsidiary"), Commerce Bank, NA, as agent and lender ("Commerce"), and FirsTrust Bank, as lender ("FirsTrust"), (the "Amendment"). The Amendment expands the Company's Line of Credit from $5.25 million to $6 million. The expansion of the Line of Credit is based upon the Company's Eligible Accounts Receivable, as such term is defined in the Amended and Restated Credit Agreement dated June 13, 2002 by and among the Company, Commerce and FirsTrust (the "Credit Agreement"). The Company intends to use the proceeds of the Line of Credit primarily for working capital purposes. In connection with the Amendment, the Company and the Subsidiary executed (i) a First Amended and Restated Revolving Credit Note in favor of Commerce in the principal amount of $3.6 million dated December 23, 2002, and
(ii) a First Amended and Restated Revolving Credit Note in favor of FirsTrust in the principal amount of $2.4 million dated December 23, 2002 (the "Notes"). The rate at which interest accrues on each of the Notes and the date(s) of payment of principal and accrued interest on each of the Notes are provided in the Credit Agreement and have not been revised or amended by the Amendment.

         The foregoing descriptions of the Amendment and the Notes do not purport to be complete and each is qualified in its entirety by the provisions of the Amendment, the Credit Agreement and the Notes, each of which is filed as an exhibit hereto and is incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

                  10.1 First Amendment to the Amended and Restated Credit Agreement dated December 23, 2002 by and among ImageMax, Inc., ImageMAX of Delaware, Inc., Commerce Bank, NA, as agent and lender, and FirsTrust Bank, as lender, (filed herewith).

                  10.2 Amended and Restated Senior Credit Agreement dated June 13, 2002 by and among ImageMax, Inc., ImageMAX of Delaware, Inc., Commerce Bank, NA and FirsTrust Bank (filed as Exhibit 10.1 to the Form 8-K filed on June 24, 2002).

                  10.3 First Amended and Restated Revolving Credit Note in favor of Commerce Bank, NA in the principal amount of $3.6 million dated December 23, 2002 (filed herewith).



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                  10.4     First Amended and Restated Revolving Credit Note in
                           favor of FirsTrust Bank in the principal amount of $2.4 million dated December 23, 2002 (filed herewith).

                  99       Press Release dated January 6, 2003 (filed herewith).



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 6, 2003                            IMAGEMAX, INC.

                                                 By:  /s/ Mark P. Glassman
                                                 ------------------------------
                                                       Mark P. Glassman
                                                       Chief Executive Officer



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                                INDEX OF EXHIBITS

         Exhibit No.        Exhibit
         ----------------------------------
         10.1               First Amendment to the Amended and Restated Credit
                            Agreement dated December 23, 2002 by and among the ImageMax, Inc., ImageMAX of Delaware, Inc., Commerce
                            Bank, NA, as agent and lender, and FirsTrust Bank, as lender, (filed herewith).

         10.2 Amended and Restated Senior Credit Agreement dated June 13, 2002 by and among ImageMax, Inc., ImageMAX of Delaware, Inc., Commerce Bank, NA and FirsTrust Bank (filed as Exhibit 10.1 to the Form 8-K filed on June 24, 2002).

         10.3 First Amended and Restated Revolving Credit Note in favor of Commerce Bank, NA in the principal amount of $3.6 million dated December 23, 2002 (filed herewith).

         10.4 First Amended and Restated Revolving Credit Note in favor of FirsTrust Bank in the principal amount of $2.4 million dated December 23, 2002 (filed herewith).

         99 Press Release dated January 6, 2003 (filed herewith).